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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549
                                     FORM 8-K

                                  CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of
                         The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 8, 2005


                            KEMET Corporation
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(Exact name of registrant as specified in its charter)




     Delaware                      0-20289                  57-0923789
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(State or other             (Commission File Number)       (IRS Employer
  jurisdiction)                                         Identification No.)


2835 KEMET Way,  Simpsonville, SC                          29681
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(Address of principal executive offices)                 (Zip Code)



Registrants telephone number, including area code:  (864) 963-6300


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(a)  Not Applicable

(b)  Not Applicable

(c)  The following exhibit is included with this Report

EXHIBIT 99.1  Press Release, dated June 27, 2005, issued by the Company.




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Signature


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  July 8, 2005
						KEMET Corporation


						/S/ D. E. Gable

						David E. Gable
						Senior Vice President and
						Chief Financial Officer